UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2014

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 16, 2014, Real Goods Solar, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the acquisition contemplated by the Membership Interest Purchase Agreement, dated as of March 26, 2014, as amended (the “Purchase Agreement”), with Elemental Energy LLC, doing business as Sunetric (“Sunetric”), and Sunetric’s owners. This Current Report on Form 8-K/A amends and supplements the Original Form 8-K and is being filed to provide the financial statements and pro forma information described under Item 9.01 below. No other modifications to the Original Form 8-K are being made by this amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Sunetric as of and for the years ended December 31, 2013 and 2012, including the report of the independent registered public accounting firm, are filed as Exhibit 99.1 hereto and incorporated herein by reference. The unaudited condensed financial statements of Sunetric as of and for the three months ended March 31, 2014 and 2013 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial statements of Real Goods Solar, Inc. and Sunetric as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of EKS&H LLLP

99.1	Audited financial statements of Elemental Energy LLC, DBA Sunetric, as of and for the years ended December 31, 2013 and 2012

99.2	Unaudited condensed financial statements of Elemental Energy LLC, DBA Sunetric, as of and for the three months ended March 31, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial statements of Real Goods Solar, Inc. and Sunetric as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: July 30, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of EKS&H LLLP

99.1	Audited financial statements of Elemental Energy LLC, DBA Sunetric, as of and for the years ended December 31, 2013 and 2012

99.2	Unaudited condensed financial statements of Elemental Energy LLC, DBA Sunetric, as of and for the three months ended March 31, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial statements of Real Goods Solar, Inc. and Sunetric as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013